UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      August 31, 2011

World Acceptance Corporation
(Exact Name of Registrant as Specified in its Charter)

South Carolina	0-19599	57-0425114
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

108 Frederick Street Greenville, South Carolina 29607
(Address of Principal Executive Offices) (Zip Code)

(864) 298-9801
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

First Amendment to Amended and Restated Revolving Credit Facility

On August 31, 2011, World Acceptance Corporation (the “Company”) entered into a first amendment (the “Amendment”) to the Amended and Restated Revolving Credit Agreement, dated as of September 17, 2010 (as so amended, the “Revolving Credit Agreement”), among the Company, the lenders named therein, and Bank of Montreal, as Administrative Agent.

Among other changes, the Amendment amends the Revolving Credit Agreement by extending its term through August 31, 2013, changing the revolving credit commitment amount to up to $300.0 million and changing the commitment fee to 0.40% per annum on the unused portion of the commitment.

The Company’s domestic subsidiaries which are parties to an amended and restated security agreement and an amended and restated guaranty agreement entered in connection with the Revolving Credit Agreement acknowledged and consented to the Amendment and confirmed that their obligations under these agreements remain in full force and effect with respect to the Company’s obligations after giving effect to the Amendment.

The foregoing description of the Amendment, including certain terms in this description which are defined in the Revolving Credit Agreement, is qualified in its entirety by the terms of the Amended and Restated Credit Agreement, dated as of September 17, 2010 among the Company, the lenders named therein and Bank of Montreal, as Administrative Agent, filed as Exhibit 10.1 to the Company’s Form 8-K filed September 21, 2010, as amended by the terms of the Amendment, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant

The information set forth in response to Item 1.01 of this Form 8-K is incorporated by reference in response to this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit 10.1 –First Amendment to Amended and Restated Revolving Credit Agreement, dated as of August 31, 2011, among World Acceptance Corporation, the lender parties, and Bank of Montreal, as Administrative Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:           September 1, 2011

World Acceptance Corporation

By:	/s/ Kelly Malson
Kelly Malson
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit

10.1	First Amendment to Amended and Restated Revolving Credit Agreement, dated as of August 31, 2011, among World Acceptance Corporation, the lender parties, and Bank of Montreal, as Administrative Agent.